EXHIBIT 99.1
                                  ------------







Securities and Exchange Commission
450  5th Street
Washington, DC  20549




      We have read and agree with the comments in Item 4 of Form 8-K of Presidion Corporation, formerly known as MediaBus Networks, Inc., dated May 15, 2003.




/S/  HURLEY & Company

Hurley & Company

Granada Hills, California
May 15, 2003


                                  Exhibit 99.1